EXHIBIT 99.15

                               Powers of Attorney

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Peter C. Browning                       , Director        October 19, 1997
--------------------------------------------
Peter C. Browning

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Robert F. Vizza                         , Director        October 19, 1997
--------------------------------------------
Robert F. Vizza

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Robert G. Wilson                        , Director        October 19, 1997
--------------------------------------------
Robert G. Wilson

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ John C. Bacot                   , Director             October 20, 1997
------------------------------------
John C. Bacot

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Jerry J. Jasinowski                     , Director        October 20, 1997
--------------------------------------------
Jerry J. Jasinowski

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Arthur P. Byrne                         , Director        October 20, 1997
--------------------------------------------
Arthur P. Byrne

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Sal H. Alfiero                          , Director        October 21, 1997
--------------------------------------------
Sal H. Alfiero

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Indra K. Nooyi                          , Director        October 21, 1997
--------------------------------------------
Indra K. Nooyi

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Marilyn E. LaMarche             , Director              October 21, 1997
------------------------------------
Marilyn E. LaMarche

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ John W. Johnstone                       , Director        October 21, 1997
--------------------------------------------
John W. Johnstone

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Gordon J. Davis                         , Director         October 21, 1997
--------------------------------------------
Gordon J. Davis

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Richard N. Cooper                       , Director        October 21, 1997
--------------------------------------------
Richard N. Cooper

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Carol H. Baldi                          , Director        October 21, 1997
--------------------------------------------
Carol H. Baldi

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Philip R. McLoughlin            , Director            October 31, 1997
------------------------------------
Philip R. McLoughlin

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors and Officer of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John
H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Robert W. Fiondella       , Chairman, President and Chief Executive Officer
--------------------------------------------
Robert W. Fiondella
                                                           October 23, 1997

                                POWER OF ATTORNEY

         I, the undersigned Officer of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin
L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ David W. Searfoss     , Executive Vice President and Chief Financial Officer
--------------------------------------------
David W. Searfoss
                                                         October 21, 1997

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors and Officer of Phoenix Home Life Mutual Insurance Company, hereby constitute and appoint John
H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to securities issued or sold by Phoenix Home Life Mutual Insurance Company or any of its separate accounts, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  WITNESS my hand and seal on the date set forth below.



/s/ Charles J. Paydos                       ,Director
--------------------------------------------
Charles J. Paydos

                                                       October 20, 1997